Janus Investment Fund

Janus Diversified Alternatives Fund

Supplement dated December 31, 2013
to Currently Effective Prospectuses

The following replaces in its entirety the corresponding information for Janus Diversified Alternatives Fund (the “Fund”).

1.	The following replaces in its entirety the corresponding information found under “Management” in the Fund Summary section of Janus Diversified Alternatives Fund’s Prospectuses:

Portfolio Managers:  John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since the Fund’s inception. Richard Lindsey, Ph.D., is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014. Andrew B. Weisman is Chief Investment Officer Liquid Alternatives Group of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since the Fund’s inception.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel” section of the Prospectuses related to the portfolio management of the Fund:

Janus Diversified Alternatives Fund
Co-Portfolio Managers John S. Fujiwara, Richard Lindsey, and Andrew B. Weisman are responsible for the day-to-day management of the Fund, with no limitation on the authority of any one co-portfolio manager in relation to the others.

John S. Fujiwara is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Mr. Fujiwara joined Janus Capital in July 2012. Prior to joining Janus Capital, Mr. Fujiwara was a Senior Principal at Absolute Plus Management, LLC from 2006 to 2012. Mr. Fujiwara holds a Bachelor’s degree in Economics from the University of California and a Master of Business Administration degree from the Johnson Graduate School of Management, Cornell University.

Richard Lindsey, Ph.D., is Chief Investment Strategist Liquid Alternatives Group of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since January 2014. Mr. Lindsey joined Janus Capital in August 2012. Prior to joining Janus Capital, Mr. Lindsey was President and Chief Executive Officer of the Callcott Group, LLC from 2007 to 2012. Mr. Lindsey holds a Bachelor of Science degree in Chemical Engineering from Illinois Institute of Technology, a Master of Science degree in Chemical Engineering from Berkeley, a Master of Business Administration degree from the University of Dallas, and a Ph.D. in Finance from the University of California, Berkeley.

Andrew B. Weisman is Chief Investment Officer Liquid Alternatives Group of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of the Fund, which he has co-managed since inception. Mr. Weisman is also Director of the Janus Global Diversified Risk Premia Master Fund Ltd. Mr. Weisman joined Janus Capital in April 2012. Prior to joining Janus Capital, Mr. Weisman was Chief Executive Officer of WR Managed Accounts LLC from 2008 to 2012, and was Managing Director and Chief Portfolio Manager for the Merrill Lynch Hedge Fund Development and Management Group from 2005 to 2008. Mr. Weisman holds a Bachelor’s degree in Philosophy/Economics from Columbia University and a Master of International Affairs, International Business, from Columbia University School of International and Public Affairs.

Please retain this Supplement with your records.